Bitcoin intangible assets	9 Months Ended
Feb. 28, 2022
Equity
Bitcoin Intangible Assets

Note 8 – Bitcoin intangible assets

The Company mined Bitcoin with a total aggregate value of $48,397. The Company has accounted for these coins as indefinite life intangible assets. The Company recorded the mining of the coins as revenue from digital currency mining in its result of operations, along with cost of sales (electricity and other hosting fees) remitted to the co-location host in Bitcoin, and equipment lease costs. After impairment of $4,621, the Company’s digital currency asset consists of the following at February 28, 2022:

	Three Months Ended	Nine Months Ended
	February 28,	February 28,
Bitcoin Held	2022	2022
Opening balance	$16,186	$-
Additions earned	27,193	48,397
Remittance as cost of sales	(11,091)	(15,132)
Impairment	(3,644)	(4,621)
Ending balance	$28,644	$28,644